                                                                    EXHIBIT 10.1

                               TAKE-OUT NOTICE


                                                                    June 3, 1997


AIM Management Group, Inc.
AIM Distributors, Inc.
AIM Advisors, Inc.
11 Greenway Plaza, Suite 1919
Houston, Texas 77046

Ladies and Gentlemen:

Pursuant to that certain Purchase and Sale Agreement dated as of May 2, 1995 (as amended and supplemented, the Purchase Agreement) among AIM Management Group Inc., Citibank, N.A. and the undersigned Citicorp North America, Inc., we hereby deliver this Take-out Notice advising you that on April 21, 1997 the Purchaser completed a Take-out Transaction in connection with the Series 1997-2 Asset Backed Certificates issued by the Mutual Fund Fee Trust IV. The "Take-out Adjustment Amount" in connection with such Take-out Transaction is $71,100,000. Capitalized terms used herein and which are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

                                        Very truly yours,

                                        CITICORP NORTH AMERICA, INC.,
                                        as Program Agent


                                        By:  Illegible
                                             ---------------------------
                                             Authorized Signatory

Page 2
Take-Out Notice
June 3, 1997


Acknowledged and agreed as of the date
first written above:

AIM MANAGEMENT GROUP, INC.

By: /s/ CAROL F. RELIHAN
    ------------------------------
    Authorized Signatory



AIM DISTRIBUTORS, INC.

By: /s/ CAROL F. RELIHAN
    ------------------------------
    Authorized Signatory



AIM ADVISORS, INC.

By: /s/ CAROL F. RELIHAN
    ------------------------------
    Authorized Signatory